UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 14, 2006
(Exact Name of Registrant as specified in its charter)

Delaware	1-14987	31-1333930
(State or other	(Commission File No.)	(IRS Employer
jurisdiction of		Identification
incorporation or		Number)
organization)
8323 Walton Parkway
New Albany, Ohio 43054
(614) 775-3500
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     Unless otherwise indicated below, on February 14, 2006, and on February 15, 2006 where specifically indicated below, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Too, Inc. (the “Company”) took the following actions:
2006 Base Salary Increases
     The Compensation Committee on February 14, 2006 established the base salaries of the executive officers of the Company (February 15, 2006 as to Mr. Rayden), including those who will be the “named executive officers” (as defined by Item 402(a)(3) of Regulation S-K) for purposes of the Company’s proxy statement for the 2006 annual meeting of stockholders. The base salaries of the Company’s executive officers effective March 5, 2006 are as follows:

Name	2006 Base Salary
Michael W. Rayden Chairman of the Board, President, and Chief Executive Officer	$1,050,000	(no change)

William E. May	$520,000
Executive Vice President, Chief Operating Officer, Treasurer, and Secretary

Sally A. Boyer	$465,000
President and General Manager, Justice

Scott M. Bracale	$460,000
Executive Vice President — Marketing. Web, Catalog, Partnerships and International Licensing

Paula M. Damaso	$430,000
Executive Vice President — Merchandising, Design and Fashion, Limited Too

Joan E. Munnelly	$400,000
Executive Vice President — Merchandising, Design and Fashion, Justice

Ronald Sykes	$355,000
Senior Vice President — Human Resources

Poe A. Timmons	$310,000
Senior Vice President and Chief Financial Officer

Payouts under Incentive Compensation Plan for Fall 2005
     The Compensation Committee approved payouts to the Company’s executive officers under the Company’s Incentive Compensation Plan (the “IC Plan”) for Fall Season 2005 (Q3 and Q4 of fiscal 2005) as follows:

Michael W. Rayden —	$1,512,000
William E. May, Jr. —	$411,600
Sally A. Boyer —	$369,600
Scott M. Bracale —	$351,000
Paula M. Damaso —	$288,000
Joan E. Munnelly —	$244,200
Ronald Sykes —	$213,000
Poe A. Timmons —	$162,000
Awards under Incentive Compensation Plan for the Spring Season 2006
     The Compensation Committee established the range of awards under the Incentive Compensation Plan for the Spring Season 2006 (Q1 and Q2 of fiscal 2006) on February 14, 2006 (February 15, 2006 as to Mr. Rayden) for the eight executive offers who are eligible to receive cash incentives under the IC Plan for the Spring Season 2006 based upon objective financial performance criteria selected by the Compensation Committee. The cash incentive is based on a percentage of base salary if performance goals are met for the Spring Season 2006. Any awards for the Spring Season 2006 will be weighted at 40% and awards for the Fall Season 2006 will be weighted at 60%, respectively, of the total amount of any cash awards made under the IC Plan for fiscal 2006. The Compensation Committee determined that the performance criterion for the Spring Season 2006 will be the Company’s Operating Income, and approved the following threshold, target, and maximum payouts based on specified levels of Operating Income:

	Payout as a Percentage of Base Salary (x 40%)
	Threshold	Target	Maximum
Michael W. Rayden	24%	120%	240%
William E. May	15%	75%	150%
Sally A. Boyer	14%	70%	140%
Scott M. Bracale	13%	65%	130%
Paula M. Damaso	12%	60%	120%
Joan E. Munnelly	12%	60%	120%
Ronald Sykes	10%	50%	100%
Poe A. Timmons	9%	45%	90%
     No payment will be made for performance below the threshold level of Operating Income or above the Maximum level of Operating Income.

Grants of Stock Options under 2005 Stock Option and Performance Incentive Plan
     The Compensation Committee approved grants of options to acquire shares of the Company’s common stock to the Company’s executive officers, effective February 14, 2006, at an exercise price of $29.75 per share, as follows:

Number of Shares Underlying
Options Granted
Michael W. Rayden	41,379
William E. May, Jr.	17,241
Sally A. Boyer	15,172
Scott M. Bracale	12,224
Paula M. Damaso	12,414
Joan E. Munnelly	9,544
Ronald Sykes	1,482
Poe A. Timmons	3,448
The options vest 25% per year based on continued service as an employee of the Company beginning on the first anniversary of the date of grant, except that the option granted to Mr. Sykes vests 100% on the first anniversary of the date of grant.
Grants of Restricted Stock under the 2005 Stock Option and Performance Incentive Plan
     The Compensation Committee also approved grants of restricted stock to the Company’s executive officers.
     The first set of restricted stock grants are solely performance-based and are based on the achievement of aggregate earnings per share at specified levels for the combined fiscal years 2006 and 2007. The restricted stock was granted to the executive officers as follows:

Number of Shares
Michael W. Rayden	11,172
William E. May, Jr.	4,655
Sally A. Boyer	4,097
Scott M. Bracale	3,301
Paula M. Damaso	3,352
Joan E. Munnelly	2,577
Ronald Sykes	445
Poe A. Timmons	931
The shares will vest or not on the second anniversary of the date of grant based on the aggregate earnings per share of the Company for the combined fiscal years 2006 and 2007, with the actual percentage of vesting prorated depending on the level of aggregate earnings per share achieved in such fiscal years, except the shares granted to Mr. Sykes will vest or not on the first anniversary of the date of grant based on the earnings per share of the Company for the fiscal year 2006, with the actual percentage of vesting prorated depending on the level of aggregate earnings per share achieved in such fiscal year.
     The second set of restricted stock grants is partially service-based and partially performance-based. The shares will vest 25% per year beginning on the first anniversary of the date of grant based on continued service as an employee of the Company, but only if certain net income levels are achieved for Spring Season 2006, Fall Season 2006 or Spring Season 2007. If the net income levels are not achieved for fiscal 2006, but are achieved for Spring 2007, then no shares will vest in February 2007 and 50% of the shares will vest in February 2008, then 25% will vest in February 2009 and 25% will vest in February 2010, except that the grant to Mr. Sykes will vest 100% on the first anniversary of the date of grant based on continued service as an employee of the Company but only if certain net income levels are achieved for Spring Season 2006 or Fall Season 2006. These shares of restricted stock were granted to the executive officers as follows:

Number of Shares
Michael W. Rayden	7,449
William E. May, Jr.	3,104
Sally A. Boyer	2,731
Scott M. Bracale	2,200
Paula M. Damaso	2,234
Joan E. Munnelly	1,718
Ronald Sykes	297
Poe A. Timmons	621
Acceleration of Vesting of Certain Options and Restricted Stock Grants
     The Compensation Committee accelerated the vesting of the following options or restricted shares held by Mr. Sykes:
Grant #1016, dated 2/10/04 accelerated 1,875 shares to vest 2/10/07 rather than 2/10/08.
Grant #1031, dated 2/10/04 accelerated 318 shares to vest 2/10/07 rather than 2/10/08.
Grant #1415, dated 2/10/05 accelerated 1,482 shares to vest 2/15/07 rather than 2/15/08.
Grant #1415, dated 2/10/05 accelerated 1,482 shares to vest 2/15/07 rather than 2/15/09.
Grant #1417, dated 2/10/05 accelerated 297 shares to vest 2/15/07 rather than 2/15/08.
Grant #1417, dated 2/10/05 accelerated 296 shares to vest 2/15/07 rather than 2/15/09.
Grant of Stock Options to Board of Directors
     Pursuant to the compensation plan for outside directors adopted in February 2005, the Compensation Committee authorized the grant of options to purchase 10,000 shares at an exercise price of $29.75 per share to each of the six non-employee directors of the Company, namely, Elizabeth M. Eveillard, Nancy J. Kramer, David A. Krinsky, Philip E. Mallott, Fredric M. Roberts, and Kenneth J. Strottman, and options to purchase 15,000 shares at an exercise price of $29.75 per share to each of Elizabeth M. Eveillard and Frederic M. Roberts upon the completion of their three-year service.

Allowance for Personal Use of Corporate Aircraft
     On February 15, 2006, the Compensation Committee approved Mr. Rayden’s straight personal or mixed personal use of the Company’s aircraft while Mr. Rayden serves as the Company’s Chief Executive Officer, provided that (1) such personal use does not conflict with the Company’s business use of the aircraft, and (2) Mr. Rayden reimburses the Company for the “aggregate incremental cost” of such personal use in excess of $200,000 each fiscal year, with such cost calculated in the manner the Company uses to report such costs in its annual proxy statements for purposes of disclosure of executive compensation.
Forms of Notice of Grant
     The Company is filing as exhibits to this Form 8-K the following forms of notice of grant under the Company’s 2005 Stock Option and Performance Incentive Plan and 2005 Stock Option Plan for Non-Associate Directors: (1) form of notice of grant of stock options, and (2) form of notice of grant of restricted stock. Copies of the forms of notice of grant are attached hereto as Exhibits 10.1 and 10.2, respectively.
Item 9.01. Exhibits.
(c)	Exhibits.

Exhibit No.	Description
10.1	Form of Notice of Grant of Stock Options.
10.2	Form of Notice of Grant of Restricted Stock.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOO, INC.

Date: February 21, 2006	By:	/s/ Poe A. Timmons

Poe A. Timmons
Senior Vice President and Chief Financial Officer